SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


       Date of Report (Date of earliest event reported): October 30, 1998


                             SUPERIOR SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           Wisconsin                 0-27508                39-1733405
       ------------------      ---------------------    ------------------
       (State or other          (Commission File          (IRS Employer
       jurisdiction of               Number)           Identification No.)
       incorporation)

                        One Honey Creek Corporate Center
                        125 South 84th Street, Suite 200
                           Milwaukee, Wisconsin 53214
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (414) 479-7800
                       ----------------------------------
                         (Registrant's telephone number)

                               Page 1 of 4 pages
                            Exhibit Index on Page 4

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On October 30, 1998, Superior Services, Inc. ("Superior") consummated the acquisition of GeoWaste Incorporated ("GeoWaste") pursuant to the terms of an Agreement and Plan of Merger (the "Agreement") dated July 2, 1998. In accordance with the Agreement, a wholly owned subsidiary of Superior merged with and into GeoWaste and GeoWaste became a wholly owned subsidiary of Superior (the "Merger"). The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement which is incorporated by reference herein.

          As a result of the Merger, each issued and outstanding share of GeoWaste Common Stock was converted into and represents the right to receive
0.0964 shares of Superior's Common Stock, $.01 par value per share, including the Common Stock Purchase Rights associated therewith under the Rights Agreement dated February 21, 1997, between Superior and LaSalle National Bank, as rights agent. The number of shares of Superior Common Stock to be issued to holders of issued and outstanding shares of GeoWaste Common Stock in connection with the Merger is approximately 2,052,505 shares (representing approximately 6.4% of the number of shares of Superior Common Stock outstanding on November 3, 1998, assuming the issuance of such number of shares of Superior Common Stock on October 30, 1998, the date of the consummation of the Merger).

          GeoWaste is an integrated non-hazardous solid waste services company with its principal assets in Southern Georgia and North-Central Florida and estimated annualized revenues of approximately $24 million. GeoWaste has landfill and collection operations in Valdosta, Georgia, a transfer station and collection operations in Ocala, Florida, and transports solid waste under a contract with Waste Management, Inc. in the New York City area.

                               Page 2 of 4 pages
                             Exhibit Index on Page 4

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Not Applicable

(B)      PRO FORMA FINANCIAL INFORMATION

         Not Applicable

(C)       EXHIBITS

         The exhibits listed in the accompanying Exhibit Index are incorporated by reference as part of this Current Report on Form 8-K.





          SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 5, 1998          SUPERIOR SERVICES, INC.

                                    By: /s/ George K. Farr
                                            George K. Farr,
                                            Chief Financial Officer
                               Page 3 of 4 pages
                             Exhibit Index on Page 4

                                  EXHIBIT INDEX

Exhibit
   No.    Description

10.1 Agreement and Plan of Merger made as of July 2, 1998, by and between Superior Services, Inc., GeoWaste Acquisition Sub, Inc. and GeoWaste Incorporated [Incorporated by reference to Annex A filed with the Company's Form S-4 Registration Statement No. 333-64025, dated September 22, 1998.]




                               Page 4 of 4 pages
                            Exhibit Index on Page 4